                                                                    Exhibit 99.2

          STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING
            FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, L.M. de Kool, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Sara Lee Corporation, and, except as corrected or supplemented in a subsequent covered report:

     . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with Sara Lee Corporation's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          . Annual Report on Form 10-K for the fiscal year ended June 29, 2002 of Sara Lee Corporation

          . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Sara Lee Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          .    any amendments to any of the foregoing.



                                              Subscribed and sworn to before me
                                              this 25th day of September 2002.

/s/ L.M. (Theo) de Kool                       /s/ Rosemarie Pisowicz
---------------------------------             ----------------------------------
L.M. (Theo) de Kool                           Official Seal
                                              Rosemarie Pisowicz
September 25, 2002                            Notary Public, State of Illinois
                                              My Commission Expires Oct. 5, 2003